SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):   May 25, 2001


                                U.S. ENERGY CORP.
--------------------------------------------------------------------------------
              Exact Name of Registrant as Specified in its Charter)

            Wyoming                     0-6814                  83-0205516
-------------------------------    ------------------     ----------------------
 (State or other jurisdiction         (Commission            (I.R.S. Employer
       of incorporation)               File No.)            Identification No.)


     Glen L. Larsen Building
     877 North 8th West
     Riverton, WY                                                82501
-------------------------------------------------         ----------------------
  (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (307) 856-9271


                                 Not Applicable
--------------------------------------------------------------------------------
               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)




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ITEM 5.   OTHER EVENTS

     On May 25, 2001 the Board of Directors of U.S. Energy Corp. (the "Registrant") accepted from its subsidiary, Crested Corp., 6,666,666 shares of Crested's $.001 par value common stock as payment of $3,000,000 debt owed to the Registrant, which increases the Registrant's ownership of Crested Corp. to 72%..


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           U.S. ENERGY CORP.


Dated: June 15, 2001              By:       /s/   Daniel P. Svilar
                                         ---------------------------------------
                                         DANIEL P. SVILAR, Assistant Secretary



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